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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement, dated on and as of the date set forth on the signature page hereto (this "Agreement"), is made between Synovis Life Technologies, Inc., a Minnesota corporation (the "Company"), and the undersigned purchaser(s) (each a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the "Offering"), and the Purchasers, severally and not jointly, desire to purchase from the Company, shares (the "Shares") of the Company's common stock, par value $0.01 per share, including certain attached common stock purchase rights pursuant to the Company's Rights Agreement, referred to in Paragraph (c)(2), below (the "Common Stock"), as more fully described in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A.       SUBSCRIPTION

         (1) The Purchaser hereby irrevocably subscribes for and agrees to purchase Shares in the amount indicated on the signature page hereto (the "Subscription Amount"). The Purchaser shall deliver the Subscription Amount within three (3) business days of the date of this Agreement by check payable to an escrow account to be established and identified or by wire transfer to the Company's escrow agent in accordance with wire transfer instructions to be provided separately, and such amount shall be held in the manner described in Paragraph (A)(2) below. The Purchaser acknowledges that the actual number of Shares that the Purchaser will be issued at the Closing (as defined below) will be equal to the quotient of (x) the Subscription Amount, divided by (y) the Offering Price (as defined below), rounded down to the nearest whole number of Shares. For purposes of this Agreement, the "Offering Price" shall mean $26.00 per Share.

         (2) All payments for Shares made by the Purchasers as contemplated by Paragraph (1) above will be deposited as soon as practicable for the undersigned's benefit in a non-interest bearing escrow account. The payment will be returned promptly, without interest or deduction, if, or to the extent, the undersigned's subscription is rejected or the Offering is terminated for any reason. The Company may hold the closing of the Offering (the "Closing") at any time during the period beginning after one or more subscriptions have been accepted and ending on or before September 30, 2003 (the "Termination Date"); provided, however, that the Termination Date may be extended another 30 days upon the mutual agreement of the Company and Oppenheimer & Co., Inc., the placement agent for the Offering (the "Placement Agent"). There is no minimum subscription amount required for the Closing.

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         (3)      Upon receipt by the Company of the requisite payment for all
Shares to be purchased by the Purchasers whose subscriptions are accepted at Closing, the Company shall, at Closing: (i) issue to each Purchaser stock certificates representing the shares of Common Stock purchased under this Agreement; (ii) deliver to the Placement Agent a certificate stating that the representations and warranties made by the Company in Section C of this Agreement were true and correct in all material respects when made and are true and correct in all material respects on the date of the Closing relating to the Shares subscribed for pursuant to this Agreement as though made on and as of such Closing date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date) ; and (iii) cause to be delivered to the Placement Agent an opinion of Oppenheimer Wolff & Donnelly LLP substantially in the form of Exhibit A hereto.

         (4) The Purchaser acknowledges and agrees that this Agreement shall be binding upon the Purchaser upon the execution and delivery to the Company, in care of the Placement Agent, of the Purchaser's signed counterpart signature page to this Agreement unless and until the Company or the Placement Agent shall reject the subscription being made hereby by the Purchaser.

         (5) The Purchaser agrees that each of the Company and the Placement Agent may reduce the Purchaser's subscription with respect to the number of Shares to be purchased without any prior notice or further consent by the Purchaser. If such a reduction occurs, the part of the Subscription Amount attributable to the reduction shall be promptly returned, without interest or deduction.

         (6) The Purchaser acknowledges and agrees that the purchase of Shares by the Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement as well as in the Memorandum (as defined below).

(B)      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Each of the Purchasers hereby represents and warrants to the Company and the Placement Agent, and agrees with the Company as follows:

         (1) The Purchaser has been furnished with and has carefully read the Company's Confidential Private Placement Memorandum dated September 2, 2003, as supplemented or amended (together with all documents and filings attached thereto or incorporated therein by reference, the "Memorandum") and this Agreement (collectively the "Offering Documents"), and is familiar with and understands the terms of the Offering. Specifically, and without limiting in any way the foregoing representation, the Purchaser has carefully read and considered the Company's financial statements included in the Company's annual report on Form 10-K for the fiscal year ended October 31, 2002 (the "2002 Form 10-K"), the subsection of the 2002 Form 10-K entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," the section of the 2002 Form 10-K entitled "Item 1. Business," the financial results contained in each of the Company's quarterly reports on Form 10-Q for each of the periods ending subsequent to October 31, 2002 and the subsection of each such Form 10-Q entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the section of the Memorandum entitled "Risk Factors," and fully understands all of the risks

                                       2

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related to the purchase of the Shares. The Purchaser has carefully considered and has discussed with the Purchaser's professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Shares for the Purchaser's particular tax and financial situation and has determined that the Shares being subscribed for by the Purchaser are a suitable investment for the Purchaser. The Purchaser recognizes that an investment in the Shares involves substantial risks, including the possible loss of the entire amount of such investment.

         (2) The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser's attorney, accountant or advisor(s).

         (3) The Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser.

         (4) The Purchaser is not subscribing for Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

         (5) If the Purchaser is a natural person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. Each Purchaser has adequate means of providing for the Purchaser's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

         (6) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect to an investment in the Shares on the terms described in the Offering Documents.

         (7) The Purchaser will not sell or otherwise transfer the Shares without registration under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Shares has been registered under the Securities Act or under the securities laws of any state. The Purchaser represents and warrants that the Purchaser is acquiring the Shares for the Purchaser's own account, for investment and not with a view toward resale or distribution within the meaning of the Securities Act. The Purchaser has not offered or sold the Shares being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Shares are not currently eligible for sale in reliance upon Rule 144 promulgated under the

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Securities Act and (ii) the Company has no obligation to register the Shares subscribed for hereunder, except as provided in Section E hereof.

         (8) The Purchaser acknowledges that the certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form: "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION, WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE." Certificates evidencing the Shares shall not be required to contain such legend or any other legend (i) following any sale of such Shares pursuant to Rule 144, or (ii) if such Shares are eligible for sale under Rule 144(k) or have been sold pursuant to the Registration Statement and in compliance with the obligations set forth in Section E(6), below, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission), in each such case (i) through (iii) to the extent determined by the Company's legal counsel. At such time and to the extent as a legend is no longer required for the Shares, the Company will no later than three trading days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Shares (together with such accompanying documentation or representations as reasonably required by counsel to the Company), deliver or cause to be delivered to a certificate representing such Shares that is free from the foregoing legend.

         (9) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Shares, and (b) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

         (10) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Shares poses additional risks including the inability to use losses generated by an investment in the Shares to offset taxable income.

         (11) The information contained in the questionnaire in the form of Exhibit B attached hereto delivered by the Purchaser in connection with this Agreement (the "Questionnaire") is complete and accurate in all respects, and the Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act on the basis indicated therein. The Purchaser shall indemnify and hold harmless the Company and each officer, director or control person, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Purchaser to the Company or omitted or alleged to have been omitted by the Purchaser, concerning the Purchaser or the Purchaser's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Agreement or any other document submitted by the Purchaser, against losses, liabilities and expenses for which the Company or any officer, director or control person has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or control person in connection with such action, suit or proceeding. For the avoidance of doubt, such indemnification shall be the several, and not joint, obligation of each Purchaser with respect to its own action or inaction as provided above.

C.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the following representations and warranties to the Purchaser, which shall survive the Closing and the purchase and sale of the Shares. As used herein, "knowledge," as it relates to the Company, shall mean the actual knowledge of any officer at a level of Vice President or above, as obtained in the normal conduct of the Company's business.

         (1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary except where the failure to be so qualified would not have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company (a "Material Adverse Effect").

         (2) Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of stock of all classes. The authorized capital stock is divided into 20,000,000 shares of Common Stock, $0.01 par value per share and 5,000,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock"). As of August 26, 2003, there were 9,880,741 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. As of August 26, 2003, the Company had reserved 3,007,231 shares of Common Stock for issuance to employees, directors and consultants pursuant to the Company's stock option plans and employee stock purchase plan (including 500,000 shares pursuant to the Company's 2004 Non-Employee Director Stock Option Plan, which remains subject to shareholder approval), of which 1,080,955 shares of Common Stock are subject to outstanding, unexercised options as of the date hereof. Other than as set forth above or as contemplated in this Agreement or that certain Rights Agreement, dated June 12, 1996, by and between the Company and American Stock Transfer and Trust Company (the "Rights Agreement"), there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

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

         (3) Issuance. The issuance of the Shares has been duly and validly authorized by all necessary corporate and shareholder action, and the Shares, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company.

         (4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares contemplated herein and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

         (5)      No Conflict; Governmental and Other Consents.

                  (a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Restated Articles of Incorporation, as amended, or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect.

                  (b) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares, except such post-Closing filings as may be required to be made with the Securities and Exchange Commission (the "SEC"), the Nasdaq National Market ("Nasdaq") and with any state or foreign blue sky or securities regulatory authority.

         (6) Litigation. There are no pending, or to the Company's knowledge threatened, legal or governmental proceedings against the Company, which, if adversely determined, would be reasonably likely to have a Material Adverse Effect on the Company.

         (7) Accuracy of Reports. All reports required to be filed by the Company within the two years prior to the date of this Agreement (the "SEC Reports") under the Securities Exchange

                                       6
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Act of 1934, as amended (the "Exchange Act"), have been duly filed with the SEC, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         (8) Financial Information. The Company's financial statements that appear in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), except in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations of the Company as of the dates and for the periods indicated therein.

         (9) Absence of Certain Changes. Since the date of the Company's financial statements in the latest of the SEC Reports, there has not occurred any undisclosed event that has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in such Material Adverse Effect.

         (10) Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

         (11) Subsidiaries. To the extent required under applicable SEC rules, Exhibit 21.1 to the 2002 Form 10-K sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization. For the purposes of this Agreement, "subsidiary" shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other subsidiaries.

         (12) Indebtedness. The financial statements in the SEC Reports reflect, to the extent required, as of the date thereof all outstanding secured and unsecured Indebtedness (as defined below) of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
(c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

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         (13)     Certain Fees. Other than fees payable to the Placement Agent pursuant to the Placement Agent Agreement, no brokers', finders' or financial advisory fees (not including fees payable to Deloitte & Touche LLP) or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

         (14) Material Agreements. Except as set forth in the SEC Reports, neither the Company nor any subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to Form 10-K (each, a "Material Agreement"). The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default by the Company or the subsidiary that is a party thereto, as the case may be, and, to the Company's knowledge, are not in default under any Material Agreement now in effect, the result of which would be reasonably likely to have a Material Adverse Effect.

         (15) Transactions with Affiliates. Except as set forth in the SEC Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions with aggregate obligations of any party exceeding $60,000 between (a) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any person who would be covered by Item 404(a) of Regulation S-K or any company or other entity controlled by such person.

         (16) Taxes. The Company and each of the subsidiaries has accurately prepared and filed all federal, state, local, foreign and other tax returns for income, gross receipts, sales, use and other taxes and custom duties ("Taxes") required by law to be filed by it, has paid or made provisions for the payment of all Taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current Taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable, except for Taxes which, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company or its subsidiaries. The Company has no knowledge of any assessments, adjustments or contingent tax liability (whether federal, state, local or foreign) pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

         (17) Environmental Matters. Except as disclosed in the SEC Reports, to the Company's knowledge, all real property owned, leased or otherwise operated by the Company and its subsidiaries is free of material contamination from any substance, waste or material currently identified to be toxic or hazardous pursuant to, within the definition of a substance which is toxic or hazardous under, or which may result in liability under, any Environmental Law (as defined below), including, without limitation, any asbestos, polychlorinated biphenyls, radioactive substance, methane, volatile hydrocarbons, industrial solvents, oil or petroleum or chemical liquids or solids, liquid or gaseous products, or any other material or substance ("Hazardous Substance") which has or would reasonably be expected to cause or constitute a health, safety, or environmental hazard to any Person or property or result in any environmental liabilities that would be reasonably likely to have a Material Adverse Effect. To the Company's knowledge, neither the Company nor any of its subsidiaries has caused or suffered to occur any

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material release, spill, migration, leakage, discharge, disposal, uncontrolled loss, seepage, or filtration of Hazardous Substances that would reasonably be expected to result in environmental liabilities that would be reasonably likely to have a Material Adverse Effect. To the Company's knowledge, the Company and each subsidiary has generated, treated, stored and disposed of any Hazardous Substances in material compliance with applicable Environmental Laws, except for such non-compliances that would not be reasonably likely to have a Material Adverse Effect. The Company and each subsidiary has obtained, or has applied for, and is in material compliance with and in good standing under all permits required under Environmental Laws (except for such failures that would not be reasonably likely to have a Material Adverse Effect) and neither the Company nor any of its subsidiaries has any knowledge of any proceedings to substantially modify or to revoke any such permit. To the Company's or its subsidiaries' knowledge, there are no investigations, proceedings or litigation pending or threatened, affecting or against the Company, any of its subsidiaries or any of the Company's or its subsidiaries' facilities relating to Environmental Laws or Hazardous Substances. "Environmental Laws" shall mean all federal, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

         (18) Intellectual Property Rights and Licenses. The Company and its subsidiaries own or have the right to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, trade names, software, formulae, methods, processes and other intangible properties that are of a such nature and significance to the business that the failure to own or have the right to use such items would have a Material Adverse Effect ("Intangible Rights"). The Company (including its subsidiaries) has not received any written notice that it is in conflict with or infringing upon the asserted intellectual property rights of others in connection with the Intangible Rights, and, to the Company's knowledge, neither the use of the Intangible Rights nor the operation of the Company's businesses is infringing or has infringed upon any intellectual property rights of others. All payments have been duly made that are necessary to maintain the Intangible Rights in force. No claims have been made, and to the Company's knowledge, no claims are threatened, that challenge the validity or scope of any material Intangible Right of the Company or any of its subsidiaries. The Company and each of its subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, and now being conducted by them, and as expected to be conducted, and neither the Company nor any of its subsidiaries is or has been in material breach of any such license or other permission. The Company has obtained and maintained such agreements providing for assignment of all patentable inventions made by and copyright interest in works created by employees and non-employees as it reasonably believes is necessary for the securing and maintenance by the Company of intellectual property rights with respect to such inventions and interest and for the conduct of its business.

         The Company and each of its subsidiaries have used all commercially reasonable efforts to maintain the confidentiality of all trade secrets and other confidential information owned by them or in their possession and have no knowledge of any misappropriation of any such trade secrets or other confidential information by any third party.

         (19)     Labor, Employment and Benefit Matters.

                  (a) There are no existing, or to the best of the Company's knowledge, threatened strikes or other labor disputes against the Company or any of its subsidiaries that would be reasonably likely to have a Material Adverse Effect. Except as set forth in the SEC Reports, there is no organizing activity involving employees of the Company or any of its subsidiaries pending or, to the Company's or its subsidiaries' knowledge, threatened by any labor union or group of employees. There are no representation proceedings pending or, to the Company's or its subsidiaries' knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of the Company or its subsidiaries has made a pending demand for recognition.

                  (b) Except as set forth in the SEC Reports, neither the Company nor any of its subsidiaries is, or during the five years preceding the date of this Agreement was, a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or its subsidiaries.

                  (c) Each employee benefit plan is in compliance with all applicable law, except for such noncompliance that would not be reasonably likely to have a Material Adverse Effect.

                  (d) Neither the Company nor any of its subsidiaries has any liabilities, contingent or otherwise, including without limitation, liabilities for retiree health, retiree life, severance or retirement benefits, which are not fully reflected, to the extent required by GAAP, on the Balance Sheet or fully funded. The term "liabilities" used in the preceding sentence shall be calculated in accordance with reasonable actuarial assumptions.

                  (e) None of the Company nor any of its subsidiaries (i) has terminated any "employee pension benefit plan" as defined in Section 3(2) of ERISA (as defined below) under circumstances that present a material risk of the Company or any of its subsidiaries incurring any liability or obligation that would be reasonably likely to have a Material Adverse Effect, or (ii) has incurred or expects to incur any outstanding liability under Title IV of the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations promulgated thereunder ("ERISA").

         (20) Compliance with Law. The Company is in compliance in all material respects with all applicable laws, except for such noncompliance that would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that would be reasonably likely to have a Material Adverse Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that would reasonably be likely to have a Material Adverse Effect.

         (21) Ownership of Property. Except as set forth in the Company's financial statements included in the SEC Reports, each of the Company and its subsidiaries has (i) good and marketable fee simple title to its owned real property, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy) and is in full force and effect, and, (iii) good and marketable title to, or valid leasehold interests in, all of its other properties and assets free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect.

         (22) Compliance with Nasdaq Listing Requirements. The Company is in compliance in all material respects with all currently effective continued listing requirements of the Nasdaq National Market.

         (23) S-3 Eligibility. The Company currently meets all eligibility requirements for the use of Form S-3 registration statements and anticipates that it will continue to meet such requirements as of the Required Effectiveness Date.

D.       UNDERSTANDINGS

         Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

         (1) The Company may terminate this Offering or reject any subscription at any time in its sole discretion. The execution of this Agreement by the Purchaser or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company or the Placement Agent to accept any subscription or complete the Offering.

         (2) The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, and that, except as required by law, the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder and that if the Purchaser is an individual this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         (3) No federal or state agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Shares. Any representation to the contrary is a criminal offense. In making an investment decision, Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

         (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Questionnaire.

         (5) Notwithstanding the registration obligations provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Shares. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         (6) The Purchaser acknowledges that the information contained in this Agreement is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser pursuant to the terms of the Confidentiality Agreement between Purchaser and the Company, the terms of which are incorporated herein by reference.

         (7) The Purchaser acknowledges that the foregoing restrictions on the Purchaser's use and disclosure of any such confidential, non-public information contained in the above-described documents restricts the Purchaser from trading in the Company's securities to the extent such trading is on the basis of material, non-public information of which the Purchaser is aware.

         (8) The Purchaser agrees that beginning on the date hereof until the earlier to occur of (a) ninety (90) days from the Closing and (b) the effective date of the Registration Statement, it will not enter into any Short Sales. In the event that the Purchaser enters into any Short Sales prior to such effectiveness, the Purchaser agrees that no Short Sale will be covered by any of the Shares. For purposes of the foregoing sentence, a "Short Sale" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock, exclusive of the Shares. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

E.       REGISTRATION RIGHTS

         (1) Certain Definitions. For purposes of this Section E, the following terms shall have the meanings ascribed to them below.

                  (a) "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  (b) "Registrable Securities" shall mean any Shares issued or issuable pursuant to the Offering Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

                  (c) "Registration Statement" means the registration statement required to be filed under this Section E, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         (2)      Shelf Registration.

                  (a) The Company shall use its best efforts to cause to prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 on or prior to the 15th day following the Closing (such date of actual filing, the "Filing Date"). The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent) and shall contain (except if otherwise directed by the Purchasers) a "Plan of Distribution" substantially in the form attached hereto as Exhibit C. Each Purchaser will furnish to the Company in writing the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with the Registration Statement or prospectus or preliminary prospectus included therein. Each Purchaser agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Purchaser not materially misleading.

                  (b) The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission on or prior to the 60th day following the Filing Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earliest of (i) the second anniversary of the Closing or (ii) the date when all Registrable Securities covered by such Registration Statement have been sold (the "Effectiveness Period").

                  (c) The Company shall notify each Purchaser in writing promptly (and in any event within one business day) after receiving notification from the SEC that the Registration Statement has been declared effective.

                  (d) Upon the occurrence of any Event (as defined below), as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies which are available at law or in equity; and provided further that the Purchasers shall be entitled to pursue an action for specific performance of the Company's obligations under Section E(2)(b) and any such actions at law, in equity, for specific performance or otherwise shall not require the Purchaser to post a bond), the Company shall pay to each Purchaser, as liquidated damages and not as a penalty, such amounts and at such times as shall be determined pursuant to this Section E(2)(d). For such purposes, each of the following shall constitute an "Event":

                  (i) the Filing Date does not occur on or prior to the 15th day following the Closing, in which case the Company shall pay on the 16th day following the Closing and on the calendar day following every 30-calendar day period thereafter for a period of six months an amount in cash equal to one percent (1.0%) of the aggregate purchase price paid by such Purchaser, provided that no such amounts shall be required to be paid by the Company after the cure of such Event; or

                  (ii) the Registration Statement is not declared effective on or prior to the date that is 120 days after the Closing (the "Required Effectiveness Date"), in which case the Company shall pay on the calendar day following the Required Effectiveness Date and on the calendar day following every 30-calendar day period thereafter for a period of six months an amount in cash equal to one percent (1.0%) of the aggregate purchase price paid by such Purchaser, provided that no such amounts shall be required to be paid by the Company after the cure of such Event.

The payment obligations of the Company under this Section E(2)(d) shall be cumulative.

         (3) Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible, and in any event within ten trading days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Placement Agent true and complete copies of all correspondence from and to the SEC relating to the Registration Statement.

                  (b) Notify the Placement Agent as promptly as reasonably possible, and (if requested by the Placement Agent) confirm such notice in writing no later than one trading day thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a "review" of the Registration Statement; (ii) the SEC comments in writing on the Registration Statement (in which case the Company shall deliver to the Placement Agent a copy of such comments and of all written responses thereto); (iii) the SEC or any other Federal or state governmental authority requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (iv) if the SEC issues any stop order suspending the effectiveness of the Registration Statement or initiates any action, claim, suit, investigation or proceeding (a "Proceeding") for that purpose; (v) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vi) the financial statements included in the Registration Statement become ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (d) Promptly deliver to each Purchaser, without charge, such reasonable number of copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (e) (i) In the time and manner required by Nasdaq, prepare and file with Nasdaq an additional shares listing application covering all of the Registrable Securities and a notification form regarding the change in the number of the Company's outstanding Shares; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on Nasdaq as soon as possible thereafter; (iii) provide to the Purchasers notice of such listing; and (iv) maintain the listing of such Registrable Securities on Nasdaq.

                  (f) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom ) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required for any such purpose to (i) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be otherwise required to qualify but for the requirements of this Section E(3)(g), or (ii) subject itself to taxation.

                  (g) Upon the occurrence of any event described in Paragraph (b)(vi) above, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may suspend sales pursuant to the Registration Statement for a period of up to sixty
(60) days (unless the holders of at least two-thirds of the Registrable Securities consent in writing to a longer delay of up to an additional thirty (30) days) if the Company furnishes to the holders of the Registrable Securities a certificate signed by the Company's Chief Executive Officer stating that in the good faith judgment of the Company's Board of Directors, (i) the offering would interfere in any material respect with any acquisition, corporate reorganization or other material transaction under consideration by the Company or (ii) there is some other material development relating to the condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company's best interests not to disclose such development; provided further, however, that the Company may not so suspend sales more than once in any calendar year without the written consent of the holders of at least two-thirds of the Registrable Securities.

                  (h) Comply with all applicable rules and regulations of the SEC in all material respects.

         (4) Registration Expenses. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, Nasdaq and in connection with applicable state securities or "Blue Sky" laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing copies of Prospectuses reasonably requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and fees and disbursements, up to an aggregate of $10,000, of a single counsel for all the Purchasers, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of their respective Registrable Securities.

         (5)      Indemnification.

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, its officers and directors, partners, members, agents, brokers and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, and each underwriter of Registrable Securities, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys' fees (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such

Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the "Plan of Distribution" attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) Indemnification by Purchasers. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (which shall, however, be deemed to include disclosure substantially in accordance with the "Plan of Distribution" attached hereto), or (ii) in the case of an occurrence of an event of the type specified in Paragraph (3)(b) above, the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Paragraph (6) below. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

         (d)      Contribution. If a claim for indemnification under Paragraph
(5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph was available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         (6) Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Paragraphs
(3)(b), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Paragraph (3)(h), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

         (7) No Piggy-Back on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right with respect to the Registration Statement to any of its security holders.

         (8) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered.

F.       COVENANTS OF THE COMPANY

         (1) The Company hereby agrees that, for a period of sixty (60) days after effectiveness of the Registration Statement, it shall not issue or sell any Common Stock of the Company, any warrants or other rights to acquire Common Stock or any other securities that are convertible into Common Stock, with the exception of issuances or sales related to a strategic transaction or to an employee, director, consultant, supplier, lender or lessor, or any option grant or issuance.

         (2) Until the later of ninety (90) days following the Closing and fifteen (15) days following effectiveness of the Registration Statement, the Company shall not cause any registration statement to become effective, other than the Registration Statement contemplated hereby, or any Registration Statement related to securities issued or to be issued pursuant to any option or other plan for the benefit of the Company's employees, officers or directors.

         (3) As soon as practicable following the Closing, the Company shall, by filing a Current Report on Form 8-K and/or by issuance of a press release, disclose the Closing of the Offering and any material, non-public information disclosed to the Purchaser in connection therewith.

G.       MISCELLANEOUS

         (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

         (2) Any notice or other document required or permitted to be given or delivered to the Purchaser shall be in writing and sent (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid):

                  (a)      if to the Company, at

                  Synovis Life Technologies, Inc.
                  2575 University Avenue West
                  St. Paul, MN 55114-1024
                  Fax No.: (651) 642-9018
                  Attention: Chief Financial Officer

                  or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

                  Oppenheimer Wolff & Donnelly LLP
                  Plaza VII, Suite 3300
                  45 South Seventh Street

                  Minneapolis, MN  55402
                  Fax No.: (612) 607-7100
                  Attention: Michael Kolar

                  (b) if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

         (3) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         (4) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.

         (5) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

         (6) The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

         (7) This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement (including, without limitation, the separate Confidentiality Agreement), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

H.       SIGNATURE

         The signature page of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page".

                                 SIGNATURE PAGE

         The Purchaser hereby subscribes for such number of Shares as shall equal the Subscription Amount as set forth below divided by the Offering Price and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.       Dated:_________________, 2003

2.       Subscription Amount:  $__________

_______________________________             ________________________________
Signature of Subscriber                     Signature of Joint Purchaser
(and title, if applicable)                  (if any)

_________________________________           __________________________________
Taxpayer Identification or Social           Taxpayer Identification or Social
Security Number                             Security Number of Joint Purchaser
                                            (if any)

______________________________________
Name (please print as name will appear
on stock certificate)

_______________________________
Number and Street

_______________________________
City, State       Zip Code

ACCEPTED BY:

SYNOVIS LIFE TECHNOLOGIES, INC.

By:
Name: _______________________________

Title:_______________________________

Dated:_______________________________

                                    EXHIBIT A

                                  LEGAL MATTERS

         Oppenheimer Wolff & Donnelly LLP shall deliver an opinion covering the following matters. The opinion shall be subject to and include customary assumptions, limitations and qualifications.

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to conduct its business as it is described in the Memorandum and the [specific SEC filings delivered with the Memorandum], to enter into and perform its obligations under the Agreement, and to carry out the transactions contemplated by the Agreement.

         2. The authorized capital stock of the Company on the date hereof consists of (i) 20,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares have been designated (the "Preferred Stock"). As of the date hereof, without giving effect to the transactions contemplated by the Agreement, to our knowledge there are (i) [_____________] shares of Common Stock of record issued and outstanding, (ii) [_________________] shares of Common Stock reserved for issuance pursuant to the Company's stock option plans (including 500,000 shares reserved under the Company's 2004 Non-Employee Director Stock Option Plan, which remains subject to shareholder approval), and
(iii) no shares of Preferred Stock of record issued and outstanding. The currently outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

         3. The Shares have been duly authorized or reserved for issuance by all necessary corporate and shareholder action on the part of the Company; and the Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement, will be duly and validly issued, fully paid and non-assessable.

         4. The execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Agreement have been duly executed and delivered by the Company. Each of the Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

         5. Subject to the assumptions set forth in paragraph 6, below, the execution and delivery by the Company of the Agreement, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of any U.S. federal or Minnesota state law, rule or regulation applicable to the Company; (b) violate the provisions of the Company's Articles of Incorporation or By-laws, each as amended to date; or (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which we are aware; or (d) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to any contract or instrument listed as [an Exhibit to the Company's 2002 10-K and subsequent SEC filings] pursuant to Item 601 (b)(10) of Regulation S-K.

         6. Assuming (a) the accuracy of the representations made by the Purchasers in Section B of the Agreement; (b) that neither the Company, the Placement Agent nor any person acting on behalf of either the Company or the Placement Agent has offered or sold the Shares by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act; (c) that any person or entity that purchases securities after the date hereof in a transaction that can be "integrated" with the sales of the Shares will be an accredited investor as of the date of such purchase; and (d) that each person or entity that purchased securities of the Company directly from the Company or its agents and without registration between the date six months prior to the Closing of the Offering and the date of the Agreement was, as of the date of such purchase, an "accredited investor" as defined in Rule 501 of Regulation D, the sale, issuance and delivery of the Shares to the Purchasers under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws.

         7. To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body required to be described in the Company's [specific SEC filings delivered with the Memorandum] which is not otherwise disclosed therein.

                                    EXHIBIT B

                                  CONFIDENTIAL

                             PURCHASER QUESTIONNAIRE

         Before any sale of securities in the above-captioned Company can be made to you, this Questionnaire must be completed and returned to OPPENHEIMER & CO. INC., Attn: Investment Banking Dept., 125 Broad St., New York, NY 10004.

         The purpose of this Questionnaire is to substantiate that you meet the standards imposed by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

(1)      Name: _________________________________________

(2)      Address:

         (a)      Home: _________________________________

                        _________________________________


                  Telephone: ( ) ________________________

         (b)      Business: _____________________________

                            _____________________________

                  Telephone:  ( ) _______________________

(3)      Social Security Number or
         Tax ID Number:  _____-______-___________________

(4)      Occupation: ____________________________________

(5)      Age: ___________________________________________

(6) The following information is required to substantiate that you qualify as an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. Please check which of the following you are:

         (a) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefits of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in
                  Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                                              Yes ______        No ______

         (b) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                                              Yes ______        No ______

         (c) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                                              Yes ______        No ______

         (d)      A director or executive officer of the Company;

                                              Yes ______        No ______

         (e) A natural person whose individual net worth, or joint net worth with your spouse, at the time of your purchase exceeds $1,000,000;

                                              Yes ______        No ______

         (f) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                                              Yes ______        No ______

         (g) A trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

                                              Yes ______        No ______

         (h) Any entity in which all of the equity owners are accredited investors.

                                    Yes____      No____

(7)      Investment, business, and educational experience:

         (a)      Educational background:

         _________________________________________________

         _________________________________________________

         (b)      Principal employment positions held during last five years:

         _________________________________________________

         _________________________________________________

         _________________________________________________

         (c)      Frequency of prior investment (check one in each column):

                                                     Venture Capital
                        Stocks & Bonds                 Investments
                        --------------               ---------------
Frequently              ______________               _______________

Occasionally            ______________               _______________

Never                   ______________               _______________

(8)      Please list the name and address of your:

         (a)      Bank____________________________________

                  ________________________________________

         (b)      Accountant______________________________

                  ________________________________________

I represent that the foregoing information is true and correct.

Dated:____________, 2003

                                      __________________________________________
                                      (Name of Investor - Please Print)

                                      __________________________________________
                                      (Signature)

                                      __________________________________________
                                      (Print Name)           (Title)

                                    EXHIBIT C

                              PLAN OF DISTRIBUTION

The Selling Stockholders and any of their pledges, assignees, donees selling shares received from such Selling Stockholders as a gift, and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

_ ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-        privately negotiated transactions;

- broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

-        a combination of any such methods of sale; and

-        any other method permitted pursuant to applicable law.

         The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

         Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

         The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

         The Company is required to pay all fees and expenses incident to the registration of the shares, including certain fees and disbursements of counsel to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

         To the extent required, the Company will amend or supplement this prospectus to disclose material arrangements regarding the plan of distribution.

         To comply with the securities laws of certain jurisdictions, registered or licensed brokers or dealers may need to offer or sell the shares offered by this prospectus. The applicable rules and regulations under the Securities Exchange Act of 1934, may limit any person engaged in a distribution of the shares of common stock covered by this prospectus in its ability to engage in market activities with respect to such shares. A selling stockholder, for example, will be subject to applicable provisions of the Securities Exchange Act of 1934 and the rules and regulations under it, which provisions may limit the timing of purchases and sales of any shares of common stock by that selling stockholder.

                                        2